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                                                                   EXHIBIT 23.4


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Amendment No. 4 to Form S-4 (No. 333-67389) of Mrs. Fields' Original Cookies, Inc. of our report dated August 24, 1998 relating to the financial statements of Cookies USA, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP
Atlanta, Georgia
February 7, 2000